Exhibit 99.1

LICENSE AGREEMENT

THIS AGREEMENT is entered into by and between HPIL Holding having its principal place of business at 3738 Coach Cove, MI 48657, USA, (hereinafter referred to as “LICENSEE”), Virtual Solutions Ventures LLC, having its principal place of business at 1712 Pioneer Ave. Suite 500, Cheyenne, WY, USA, (hereinafter referred to as “LICENSOR”, and “INVENTOR)

WHERE AS

WHEREAS, INVENTOR has developed, originated and/or owns a new idea, invention or product known as Browser Based Crypto Currency Miner (USPTO File #62614253) which is more fully described in the attached hereto as Exhibit “A”, (hereinafter referred to as “INVENTION”); and

WHEREAS, LICENSOR has the exclusive right to negotiate and to execute contracts on INVENTOR’s behalf for the sale or licensing of the INVENTION; and

WHEREAS, LICENSEE is an operating company of a non-shell status, marketer of its business model, promoting its products and is desirous of obtaining a license to utilize and market INVENTION within the United States of America and worldwide to the World Traditional Okinawa Karate Federation (WTOKF) in Switzerland & its member country organizations, hereinafter referred to as “TERRITORY”,

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is hereby agreed by and between the parties as follows:

ARTICLE I -- GRANT OF LICENSE

LICENSOR hereby grants LICENSEE a non-exclusive license, for the selected (Alt Currency, known as: MONERO. Ie:XMR) granting right to use, and otherwise practice of the INVENTION, subject to all provisions of the AGREEMENT unless terminated in accordance with any of the provisions hereof, for a term of one (1) year which may be automatically renewed from year to year by the LICENSEE paying minimum royalties as set forth in ARTICLE V below.

LICENSOR hereby grants to LICENSEE the licensing of (MONERO, ie: XMR)

ARTICLE II -- DUTIES OF LICENSEE

During the term of this AGREEMENT, LICENSEE shall diligently pursue its interest in the marketing or other use of said INVENTION. By September 30,2018, LICENSEE must produce marketable opportunities and initiate the sales and marketing of the INVENTION. In the event that this clause is not satisfied, performed or pursued by LICENSEE in accordance with this AGREEMENT, LICENSOR’s, and/or INVENTOR’S sole and only remedy, shall be the right, at its option, to cancel this AGREEMENT.

The Parties will not interfere in each others marketing efforts. The Parties hereby agree and stipulate that any relevant confidential information of the Parties shall be deemed “trade secret” as that term is defined under the Economic Espionage Act of 1996 (the “Act”), and further agree to stipulate that the Parties by this Agreement have taken all reasonable steps under the Act to keep such information secret.

LICENSEE will, on the 1st day of each month, register any prospects in writing with the LICENSOR. Such prospects will be exclusive to the LICENSEE.

ARTICLE III -- DUTIES OF LICENSOR AND INVENTOR

LICENSOR and INVENTOR hereby agree to transmit and disclose to LICENSEE, all technical information and web links and sites relating to the specific license of said INVENTION.

If requested by LICENSEE, LICENSOR shall assist in tech support, point-material, optimization displays, etc., at a discount charge to LICENSEE.

ARTICLE IV -- ROYALTY RATES

LICENSEE agrees to engage in the marketing of said INVENTION at its sole expense and effort. LICENSEE agrees to pay to LICENSOR a royalty of ******* percent (**%). Royalty payments shall be computed and paid quarterly, based upon milestones and benchmarks met by the LICENSEE, while under LICENSE. The LICENSEE is not expected to execute the above royalty until said INVENTION yields a minimum of $***** in Alt Coin Mining

ARTICLE V -- INITIAL CONSIDERATION AND MINIMUM ROYALTIES

As initial consideration for the granting of this LICENSE, LICENSEE agrees to immediately pay LICENSOR, *************** US dollars ($*******) per selected License. Article V and an associated annual retainer fee payable on signing of $***** for tech support

LICENSEE agrees to pay to LICENSOR, a minimum royalty of ********** dollars ($*******) in each quarter term of this Agreement as a minimum royalty for the term of the LICENSE set forth in ARTICLE I and subject to ARTICLE IV. Any additional royalties earned above and beyond the royalty prepayment cash advance shall be forwarded to LICENSOR at the time that such royalties exceed the royalty prepayment cash advance in accordance with ARTICLE IV above.

In the event that minimum royalties are not paid in accordance with this AGREEMENT, LICENSOR’s, and INVENTOR’S sole and only remedy, shall be the right, at its option, to cancel this AGREEMENT. The first accounting period shall commence on the date of execution of this AGREEMENT, the date of which shall constitute the anniversary date of such AGREEMENT for the purpose of computing each quarter. If said annual minimum has not been complied with, LICENSEE agrees to compensate LICENSOR with the difference in order to maintain this agreement for the forthcoming annual period. LICENSEE may terminate this AGREEMENT by written notice at least sixty (60) days prior to the date of termination; however, LICENSEE shall no longer have the license and the right to produce, sell, distribute, use, or otherwise practice said INVENTION. In the event of termination of this AGREEMENT, LICENSEE agrees to pay royalties to LICENSOR on all mined currency prior to termination.

ARTICLE VI -- KEEPING RECORDS AND MAKING PAYMENTS

LICENSEE agrees to keep proper books of record showing the total number units mined covered by this LICENSE AGREEMENT, to make such records available to LICENSOR at its business premises at any time during normal business hours, and LICENSEE agrees to send accounting statements and royalty payments to LICENSOR, VIRTUAL SOLUTIONS VENTURES LLC, within thirty (30) days following the end of each preceding calendar quarter as established by the anniversary date of this AGREEMENT. Royalty payments by LICENSEE that are not made within these terms are subject to late payment charge of three percent (3%) per month of the royalty owed to LICENSOR, VIRTUAL SOLUTIONS VENTURES LLC. If royalty payments are not made within sixty (60) days of the end of each preceding calendar quarter, then this AGREEMENT may be terminated at the sole discretion of the LICENSOR and LICENSOR will still be owed any and all royalties and penalty interest accrued prior to the date of termination. All royalty payments due under this AGREEMENT shall be paid to VIRTUAL SOLUTIONS VENTURES LLC.

ARTICLE VII -- IMPROVEMENTS

LICENSOR and INVENTOR shall promptly disclose to LICENSEE in writing such technical information, knowhow, inventions and improvements, discovered or invented by any of them during the term of this AGREEMENT pertaining to said LICENSE.

ARTICLE VIII -- TERMINATION

LICENSEE may terminate this AGREEMENT by written notice at least ninety (90) days prior to the date of the termination. Upon termination of this AGREEMENT, LICENSEE shall immediately cease any and all use of the INVENTION and will be prohibited from but not limited to: selling, distributing, using, or otherwise practicing the said INVENTION in any way and is obligated to return any and all proprietary information, website access, etc. to LICENSOR. In the event of termination of this AGREEMENT, LICENSEE agrees to pay royalties to LICENSOR on all units mined prior to termination.

Provided royalty payments are made as set forth in ARTICLES IV, V and VI, this AGREEMENT shall continue indefinitely. LICENSOR may terminate this AGREEMENT if LICENSEE does not comply with the terms set forth or if LICENSEE becomes bankrupt or files petition for bankruptcy reorganization. LICENSOR’s failure to exercise termination rights in any one year does not prejudice its right to do so in any succeeding year.

LICENSOR agrees that this Agreement will survive any assignment of the Patent. If LICENSOR transfers the patent, LICENSOR will notify such transferee.

ARTICLE IX -- NOTICES AND ENTIRE AGREEMENT

Any notice to be given to any party hereunder shall be in writing and shall be delivered personally or by certified mail, to the party to be noticed at the addresses stated in the first paragraph of this AGREEMENT.

This AGREEMENT is the ENTIRE LICENSE AGREEMENT between the parties; and all verbal statements pertaining to this LICENSE AGREEMENT have been incorporated into this written LICENSE AGREEMENT; and any verbal statements pertaining to this LICENSE AGREEMENT that are not specifically incorporated into this written LICENSE AGREEMENT are abandoned, void and of no force and effect; and this written LICENSE AGREEMENT is the entire and only LICENSE AGREEMENT between the parties. It is agreed that this LICENSE AGREEMENT shall be governed under the laws in New York.

ARTICLE X -- GRANTING SUB-LICENSES

LICENSEE request that the LICENSOR submit in writing a proposal asking for right to grant a sub-license with respect to the INVENTION listed specific to this AGREEMENT with the terms and conditions within enforced. LICENSEE will consider and make a right and just decision. Such request will be acted upon expeditiously and permission shall not be unreasonably withheld.

ARTICLE XI -- IMMEDIATE TERMINATION

LICENSEE agrees to supply LICENSOR with any and all documentation required pertaining to the Depositing and Clearing of any said shares related to this agreement now and in the future, but not limited to: at the sole expense of the LICENSOR, and or not limited to: necessary legal opinion’s and related depositing fee’s which may occur. LICENSEE agrees to provide the LICENSOR within a timely manner of (15) business days. The Agreement expires if the patent is declared null and void or otherwise becomes invalid

ARTICLE XXII -- DISPUTES

Disputes. Disputes under this Agreement shall be submitted to binding arbitration by the American Arbitration Association in New York, New York with the language of all pleadings and communication to be English. If the subject matter of the arbitration shall be matters directly relating to an investment, the Arbitration shall be submitted to the International Centre for the Settlement of Investment Disputes, in Washington, D.C.. A party shall be entitled to enforce any of the protective provisions of this Agreement by court order without posting bond. Any Party demonstrably guilty of criminal conduct is not entitled to arbitration, at the option of the injured Party. The Parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 Convention on the Recognition and Enforcement of Foreign Arbitral Awards. A party may obtain a court order to enforce any protective provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have affixed their names:

LICENSEE: HPIL HOLDING

Signature	/s/ Nitin M. Amersey
NAME:	Nitin M. Amersey Date: 3/22/18
TITLE:	Chairman / CEO
COMPANY:	HPIL HOLDING

LICENSOR / INVENTOR : VIRTUAL SOLUTIONS VENTURES, LLC

Signature	/s/ Michael Radcliff
NAME:	Michael Radcliffe Date: 3/20/18
TITLE:	Chairman / CEO
COMPANY:	VIRTUAL SOLUTIONS VENTURES, LLC

EXHIBIT “A”, (hereinafter referred to as “INVENTION”; fully described)

62614253

(Left Blank Intentional)

Provisional Patent Here:

EXHIBIT “B” , hereinafter referred to as “LICENSES” available for the mining of Alt Currencies feather-coin

bitcoin

litecoin

dashcoin

xmr (Monero)

dodge coin

Ethereum

bitcoin cash

xdn - digitalnote

Bcn - Bytecoin

fcn - fantomcoin

Qcn - Quazarcoin

aeon - aeoncoin

Mcn - MonetaVerde